j2 Global Communications

© j2 Global Communications 2007

Investor Presentation

(Based upon Third Quarter 2007 results)

November 7, 2007

j2 Global Communications

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© j2 Global Communications 2007

  Future operating results

  Subscriber growth, retention and usage levels

  International, Corporate and Voice Service growth

  New products, services and features

  Corporate spending

  Liquidity

  Network capacity, coverage and security

  Regulatory developments

  Taxes

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995, particularly those contained in the slide entitled “Financial
Guidance.” These forward-looking statements are based on management’s current expectations or beliefs as of November 7, 2007 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.
Readers should carefully review the risk factors described in this presentation. Such statements address the following subjects:

Safe Harbor for Forward-Looking Statements

All information in this presentation speaks as of November 7, 2007 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

Inability to sustain growth in our customer base, revenue or profitability

Competition in price, quality, features and geographic coverage

Higher than expected tax rates or exposure to additional tax liability

Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desired locations

Enactment of burdensome telecommunications or Internet regulations including increased taxes or fees

Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures

Inadequate intellectual property protection or violations of third party intellectual property rights

System failures or breach of system or network security and resulting harm to our reputation

Inability to adapt to technological change, or third party development of new technologies superior to ours

Economic downturns in industries which rely heavily on fax transmissions

Loss of services of executive officers and other key employees

Inability to maintain existing or enter into new supplier and marketing relationships on acceptable terms

Other factors set forth in our Annual Report on Form 10-K filed on 03/12/07 and the other reports filed by us from time to time with the Securities and Exchange Commission

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

j2 Global Communications

Fax	Voice	Unified Messaging	Email
eFax	eVoice	jConnect	electricm@il
fax.com	eVoice Receptionist	onebox	
SEND2FAX	yac		

© j2 Global Communications 2007

All brand names and logos are trademarks of j2 Global Communications, Inc. or its affiliates in the U.S. and/or internationally.

Messaging as a Service

Core j2 Global Assets

11.7 million Subscribed Telephone Numbers (DIDs)

1,017,985 Paid DIDs

Global Advanced Messaging Network

> 2,900 cities in 42 countries on 5 continents

17.1MM + unique DIDs worldwide in inventory

Patented Technology

A portfolio of 54 issued patents, and numerous pending U.S. and foreign patent applications

Licensing programs designed to monetize the portfolio

Expertise

Effective customer acquisition strategies and Web marketing

Breadth, depth and management of a complex network & architecture

Strong Financial Position

11 consecutive years of Revenue growth

5 consecutive years of positive and growing Operating Earnings

$240 MM of cash & investments to fund growth (as of 09/30/07)

No debt

Individuals

Targeted marketing (search, online media and radio)

Sold through: eFax.com , j2.com, fax.com, onebox.com, evoice.com and other brand websites

Use of proprietary Life Cycle Management

Advertising & Calling-Party-Pays revenue supports the Free base

Small to Mid-Sized Businesses (SMBs)

Sold through: eFaxCorporate.com and Onebox and eVoice Receptionist websites

Supported by Telesales

Self-service Web-based broadcast fax engine at jblast.com

Outsourced email, spam & virus protection and archiving

Use of proprietary Life Cycle Management (i.e. usage stimulation)

Enterprise (SMEs)/Large Enterprise/Government

Direct sales force

Marketed through Web and traditional direct selling methods

Designed for > 150 DID accounts

Subscriber Acquisition

Six Drivers for Paid DID Additions

Subscribers coming directly to the Company’s Websites/Telesales

Brand awareness driven by demand-generation programs and “word of mouth”

Search engine discovery

Accounts for over 40% monthly paid DID signups

Free-to-Paid subscriber upgrades

Life Cycle Management

eFax Corporate SMB sales

Hybrid Website and human interaction (i.e. Telesales)

Direct SME/Enterprise/Government

Through the outside Corporate Sales team

Direct domestic marketing spend for paid subscribers

Targeted marketing program across various media

International marketing programs

Paid Subscription Drivers

Operations Update

j2 Global Communications

eVoice

onebox

eVoice Receptionist

yac

© j2 Global Communications 2007

Voice Services Update

            Voice Services Paid DIDs Represents ~ 7.5% of the Paid DID
    Base at October 2007 vs. ~ 5% at Q2 2007

            DID Growth Rate from Q2 - Q3 2007 > 32%, YoY > 128%

            Receptionist ARPU is ~ $12.00 per DID per Month

            Current Target Customer is SMB with 2-15 Persons

            Marketing Consists Primarily of Internal Cross Selling, Paid
    Search and Radio Advertising

            Launching Localized Receptionist Services in EU Early Next Year

j2 Global Communications

eFax Corporate®

© j2 Global Communications 2007

            Q3 YoY DID growth > 21%

            SMB growth > 23%

            Fortune 100 Customers Increased 78% YoY to 41

            3 Large Accounts Signed in Q3, Bringing Total to 35

            50 Large Accounts in the Pipeline (8 in Europe)

Corporate Sales Update

            Q3 YoY DID growth > 40%

            Launching Localized Receptionist Service in Early 2008

            Continuing Investment in International Business

Currently 7 languages available

Multi-byte capability expected in 2008

Localized services and physical presence in Asia in 2008 (Japan first)

Q3 YoY EU employee growth from 29 to 44 (52%)

SAC costs ~ $50 USD despite building brand awareness

International Web Update

Financial Highlights

GAAP Revenues

$55.7 MM

Gross Profit/Margin (1)

$44.7 MM

  80.3%

Operating Profit/Margin (1)

$23.1 MM

  41.5%

Non-GAAP EPS

$0.38 Per Share

Free Cash Flow (3)

$15.7 MM

Cash and Investments

$240 MM

Margin

(1)            Excludes SFAS 123(R) non-cash compensation expense. See slide 19 for a reconciliation to the nearest GAAP financial measure.

(2)            Excludes SFAS 123(R) non-cash compensation expense, net of tax benefit. Based on an estimated effective annual tax rate of
           28% and 51.4 million fully diluted shares outstanding. Non-GAAP EPS also benefitted from the inclusion of $0.02 per share from an approximate $1.1M required release of an income tax reserve.  See slide 19 for a reconciliation to the nearest GAAP financial measure.

(3)            See slide 18 for a reconciliation to the nearest GAAP financial measure.

Q3 2007 Non-GAAP Financial Results

Gross Margin
Operating Margin
Sales & Marketing
G&A
R&D
(Percentage of Total Revenue)
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
80.3%
79.3%
80.0%
80.0%
81.3%
80.3%
43.3%
42.9%
42.9%
43.5%
44.2%
41.5%
17.4%
15.7%
16.3%
16.1%
17.4%
17.8%
14.7%
15.9%
16.4%
15.7%
14.5%
15.8%
4.9%
4.8%
4.4%
4.7%
5.2%
5.1%
2004 Modified
2005 Modified
2006 Modified
2007 Q1 Non-GAAP
2007 Q2 Non-GAAP
2007 Q3 Non-GAAP

© j2 Global Communications 2007

Operating margins for 2004 to 2006 are based on Modified earnings. Q1
2007 to Q3 2007 excludes SFAS 123(R) non-cash compensation, net of tax benefit. See slides 19 and 20 for reconciliations to the nearest GAAP financial measures.

Margin Trends by Year

Financial Guidance

(1)   Excludes SFAS 123(R) non-cash compensation, net of tax benefit. Assumes an effective annual tax rate of approximately
       30% and 51.4 million fully diluted shares outstanding.

$0.36 - $0.37

$56.1 - $57.6

Q4

2007

Non-GAAP EPS (1)

Revenues (MM)

                                     2008 Outlook

Expect revenue to Grow ~ 17% over FY 2007

EPS Expected to Grow at Least as Fast as Revenues

Supplemental Information

j2 Global Communications

		2005					2006					2007		
		Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3
Revenues														
Fixed Subscriber Revenues	(in Thousands)	$22,773	$23,756	$25,229	$26,963	$98,721	$28,537	$29,855	$32,179	$36,013	$126,586	$37,765	$39,653	$41,362
Variable Subscriber Revenues		8,502	10,323	11,258	10,901	40,985	12,025	12,816	12,312	11,433	48,585	12,528	12,961	12,667
Subscriber Revenues		$31,275	$34,079	$36,487	$37,864	139,708	$40,562	$42,671	$44,491	$47,447	175,171	$50,293	$52,613	$54,029
Other Revenues		949	806	1,202	1,279	4,235	1,456	1,595	1,400	1,457	5,908	3,849	1,367	1,717
Total Revenues		$32,224	$34,885	$37,689	$39,143	143,941	$42,018	$44,266	$45,891	$48,904	181,079	$54,141	$53,980	$55,746
DID Based Revenues		$30,186	$33,009	$34,760	$36,063	$134,018	$38,718	$40,683	$42,832	$45,650	$167,882	$48,130	$50,084	$51,209
Non-DID Revenues		2,038	1,876	2,929	3,080	9,923	3,300	3,383	3,059	3,254	13,197	6,011	3,898	4,537
Total Revenues		$32,224	$34,885	$37,689	$39,143	143,941	$42,018	$44,266	$45,891	$48,904	181,079	$54,141	$53,980	$55,746
Subscriber Revenue/ Total Revenues		97.1%	97.7%	96.8%	96.7%	97.1%	96.5%	96.4%	96.9%	97.0%	96.7%	92.9%	97.5%	96.9%
DID Based/Total Revenues		93.7%	94.6%	92.2%	92.1%	93.1%	92.1%	91.9%	93.3%	93.3%	92.7%	88.9%	92.8%	91.9%
% Fixed Subscriber Revenues		72.8%	69.7%	69.1%	71.2%	70.7%	70.4%	70.0%	72.3%	75.9%	72.3%	75.1%	75.4%	76.6%
% Variable Subscriber Revenues		27.2%	30.3%	30.9%	28.8%	29.3%	29.6%	30.0%	27.7%	24.1%	27.7%	24.9%	24.6%	23.4%
DIDs														
Paid DIDs [1][2][3]		598,490	641,720	691,096	740,120		788,130	836,576	887,801	906,652		930,273	972,599	1,017,985
Average Monthly Revenue/DID		$16.85	$17.21	$16.89	$16.36		$16.39	$16.15	$15.98	$16.45		$16.96	$16.96	$16.47
Cancel Rate [4]		2.9%	2.3%	2.6%	2.4%		2.5%	2.6%	2.7%	2.9%		3.0%	2.8%	3.0%
Free DIDs		8,448,517	8,653,386	9,549,886	10,423,723		10,225,974	10,537,817	10,619,571	10,322,922		10,355,815	10,671,519	10,706,503
Average Monthly Revenue/DID		$0.04	$0.04	$0.03	$0.03		$0.04	$0.04	$0.05	$0.04		$0.05	$0.05	$0.06
Total DID Inventory (MM)		12.7	13.6	14.2	14.6		15.2	15.2	16.2	16.4		16.8	17.0	17.1
Cities Covered		1,500	1,500	2,005	2,021		1,814	1,814	2,330	2,727		2,884	2,900	2,980
Countries Covered		23	25	26	26		29	32	35	37		40	42	42
Financials														
Cash & Investment	(millions)	$98.5	$108.6	$131.6	$144.5		$162.3	$174.9	$171.0	$191.6		$210.3	$233.1	$239.8
Free Cash Flow [5]	(millions)	$11.3	$13.8	$13.5	$16.8	$55.4	$18.5	$11.0	$12.4	$23.9	$65.8	$26.1	$20.6	$15.7

[1] For Q3 2006, the DIDs reflect net changes related to anticipated unprovisioned Corporate DIDs.
[2] For Q4 2006, the DIDs reflect net changes related to anticipated unprovisioned Corporate DIDs and the adjustments associated with a database upgrade.
[3] For Q3 2006, Q4 2006, Q1 to Q3 2007, the Send2Fax DIDs reflect a reserve for the net impact of product migration and a price increase.
[4] Cancel Rate is defined as individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within a calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.
[5] Free Cash Flow is net cash provided by operating activities, less purchases of property and equipment.

© j2 Global Communications 2007

Metrics

(1) Net cash provided by operating activities, less purchases of property & equipment.  Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Computation of Free Cash Flow

($ in millions)

Q1 '06

Q2 '06

Q3 '06

Q4 '06

Q1 '07

Q2 '07

Q3 '07

Net cash provided by operating activities

$19.245

$14.250

$13.607

$25.903

$26.659

$23.113

$18.656

Purchases of property & equipment

(0.757)

(3.288)

(1.181)

(1.973)

(0.529)

(2.506)

(2.940)

Free Cash Flow

(1)

$18.488

$10.962

$12.426

$23.930

$26.130

$20.607

$15.716

J2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	THREE MONTHS ENDED SEPTEMBER 30, 2007			THREE MONTHS ENDED JUNE 30, 2007			THREE MONTHS ENDED MARCH 31, 2007		
	Reported	Non-GAAP Entries	Non-GAAP	Reported	Non-GAAP Entries	Non-GAAP	Reported	Non-GAAP Entries	Non-GAAP
Revenues									
Subscriber	$ 54,029	$ -	$ 54,029	$ 52,613	$ -	$ 52,613	$ 50,293	$ -	$ 50,293
Other	1,717	-	1,717	1,367	-	1,367	3,848	-	3,848
Total revenues	55,746	-	55,746	53,980	-	53,980	54,141	-	54,141
Cost of revenues [1]	11,168	(169)	10,999	10,232	(140)	10,092	10,990	(182)	10,808
Gross profit	44,578	169	44,747	43,748	140	43,888	43,151	182	43,333
Operating expenses:									
Sales and marketing [1]	10,218	(304)	9,914	9,672	(264)	9,408	8,780	(278)	8,502
Research, development and engineering [1]	3,045	(186)	2,859	2,976	(184)	2,792	2,713	(173)	2,540
General and administrative [1]	10,042	(1,209)	8,833	8,950	(1,114)	7,836	9,825	(1,097)	8,728
Total operating expenses	23,305	(1,699)	21,606	21,598	(1,562)	20,036	21,318	(1,548)	19,770
Operating earnings	21,273	1,868	23,141	22,150	1,702	23,852	21,833	1,730	23,563
Other income and expenses:									
Interest and other income, net	2,598	-	2,598	2,398	-	2,398	1,725	-	1,725
Total other income and expenses:	2,598	-	2,598	2,398	-	2,398	1,725	-	1,725
Earnings before income taxes	23,871	1,868	25,739	24,548	1,702	26,250	23,558	1,730	25,288
Income tax expense [2]	5,783	584	6,367	7,470	518	7,988	7,119	464	7,583
Net earnings	$ 18,088	$ 1,284	$ 19,372	$ 17,078	$ 1,184	$ 18,262	$ 16,439	$ 1,266	$ 17,705
Diluted net earnings per share	$ 0.35		$ 0.38	$ 0.33		$ 0.36	$ 0.32		$ 0.35
Diluted weighted average shares outstanding	51,075,957		51,372,910	51,007,561		51,225,457	50,680,093		50,905,135

© j2 Global Communications 2007

GAAP Reconciliation

(1)              Stock-based compensation is as follows: for Q3, Cost of revenues is $169K, Sales and Marketing is $304K, R&D is $186K, and G&A is $1,209K, for
                   Q2, Cost of revenues is $140K, Sales and Marketing is $264K, R&D is $184K, and G&A is $1,114K and for Q1, Cost of revenues is $182K, Sales and
                   Marketing is $278K, R&D is $173K, and G&A is $1,097K.

(2)             Income tax expense is adjusted for the net impact of item 1 above.

j2 Global Communications

j2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	TWELVE MONTHS ENDED DECEMBER 31, 2006			TWELVE MONTHS ENDED DECEMBER 31, 2005			TWELVE MONTHS ENDED DECEMBER 31, 2004		
	Reported	Non-GAAP Entries	Modified	Reported	Non-GAAP Entries	Modified	Reported	Non-GAAP Entries	Modified
Revenues									
Subscriber	$ 175,171	$ -	$ 175,171	$ 139,706	$ -	$ 139,706	$ 103,160	$ -	$ 103,160
Other	5,908	-	5,908	4,235	-	4,235	3,183	-	3,183
Total revenues	181,079	-	181,079	143,941	-	143,941	106,343	-	106,343
Cost of revenues [1]	36,723	(571)	36,152	29,844	(113)	29,731	21,018	(49)	20,969
Gross profit	144,356	571	144,927	114,097	113	114,210	85,325	49	85,374
Operating expenses:									
Sales and marketing [1]	30,792	(1,236)	29,556	23,025	(149)	22,876	18,591	(91)	18,500
Research, development and engineering [1]	8,773	(759)	8,014	7,134	(265)	6,869	5,333	(84)	5,249
General and administrative [1][2]	38,754	(9,136)	29,618	23,464	(819)	22,645	16,049	(461)	15,588
Total operating expenses	78,319	(11,131)	67,188	53,623	(1,233)	52,390	39,973	(636)	39,337
Operating earnings	66,037	11,702	77,739	60,474	1,346	61,820	45,352	685	46,037
Other income and expenses:									
Interest and other income, net [3]	7,195	30	7,225	13,148	(9,808)	3,340	1,183	-	1,183
Total other income and expenses:	7,195	30	7,225	13,148	(9,808)	3,340	1,183	-	1,183
Earnings before income taxes	73,232	11,732	84,964	73,622	(8,462)	65,160	46,535	685	47,220
Income tax expense [4]	20,101	3,994	24,095	23,004	(3,409)	19,595	15,919	209	16,128
Net earnings	$ 53,131	$ 7,738	$ 60,869	$ 50,618	$ (5,053)	$ 45,565	$ 30,616	$ 476	$ 31,092
Basic net earnings per share	$ 1.08		$ 1.24	$ 1.05		$ 0.94	$ 0.66		$ 0.67
Diluted net earnings per share	$ 1.04		$ 1.19	$ 0.99		$ 0.89	$ 0.61		$ 0.62
Basic weighted average shares outstanding	49,209,129		49,209,129	48,224,818		48,224,818	46,625,488		46,625,488
Diluted weighted average shares outstanding	51,048,995		51,330,932	51,171,794		51,261,185	49,828,208		49,828,208

© j2 Global Communications 2007

GAAP Reconciliation

(1)             Stock-based compensation and charges for payroll tax and employee compensation liabilities associated with inadvertent measurement date errors in prior stock option grants are as follows: 2006
                   Adjustments - Cost of revenues is $571K, Sales and Marketing is $1,236K, R&D is $759K, and G&A is $4,998K, 2005 Adjustments - Cost of revenues is $113K, Sales and Marketing is $149K, R&D is $265K,
                   and G&A is $819K, 2004 Adjustments - Cost of revenues is $49K, Sales and Marketing is $91K, R&D is $84K and G&A is $461K.

(2)              2006 G&A also includes adjustments of $2.9M pre-tax ($1.7M after-tax) for stock option investigation and $1.3M pre-tax ($0.8M after-tax) for G&A costs related to enhancement of internal controls relating to global tax structure.

(3)              2006 Other Income and Expense includes an adjustment for $30K related to payroll tax and employee compensation liabilities associated with stock option investigation.  2005 Other Income excludes gains from sale of investment of $9,808K.

(4)              Income tax expense is adjusted for the net impact of items 1, 2 and 3 above.

120
100
80
60
40
20
0
37
63
39
68
38
70
32
71
Q4
Q1
Q2
Q3
2006
2007
Non Credit Sensitive
Credit Sensitive

© j2 Global Communications 2007

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